UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 2, 2005

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50706	41-1843131
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

730 Second Avenue

Minneapolis, MN 55402

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(612) 376-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendment to Articles of Incorporation or Bylaws.

(a)           Effective August 2, 2005, Eschelon Telecom, Inc. (the “Corporation”) amended its Sixth Amended and Restated Certificate of Incorporation (the “Amendment”) in order to effect a reverse stock split of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”). Under the Amendment, each share of the Corporation’s Common Stock was reconstituted into 0.0738 of one share of Common Stock, such that every 13.5501355 shares of the Corporation’s Common Stock outstanding immediately prior to the effectiveness of the Amendment was combined and reconstituted as one share of the Corporation’s Common Stock. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01(c)          Exhibits

3.1           Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation of Eschelon Telecom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCHELON TELECOM, INC.

	By:	/s/ Geoffrey M. Boyd
Geoffrey M. Boyd
Chief Financial Officer
Date: August 4, 2005

INDEX TO EXHIBITS

Exhibit 3.1	Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation of Eschelon Telecom, Inc.